SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      JANUARY 5, 2001 (DECEMBER 31, 2000)



                               TANDYCRAFTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                       1-7258                  75-1475224
          --------                       ------                  ----------

(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     OF  INCORPORATION)                                      IDENTIFICATION NO.)




                              1400 EVERMAN PARKWAY
                            FORTH WORTH, TEXAS 76140
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (817) 551-9600



ITEM 5.    OTHER EVENTS.

     On December 31, 2000, Tandycrafts, Inc. (the "Company") issued warrants to acquire shares of the Company's common stock to Wells Fargo Bank Texas, National Association and to Bank One, Texas, National Association. Each warrant entitles the holder to purchase up to 254,052 shares of common stock of the Company at the purchase price per share of $1.18, subject to adjustment upon certain events. The warrants expire on December 31, 2005. The warrants were issued in connection with the Company's Amended and Restated Revolving Credit Agreement, dated October 13, 2000, with Wells Fargo Bank Texas, National Association and Bank One, Texas, National Association. Copies of each Warrant Agreement and Warrant Certificate are filed herewith as Exhibits 4.1 and 4.2, respectively.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

     4.1 Warrant Agreement and Warrant Certificate issued to Wells Fargo Bank Texas, National Association dated December 31, 2000.
     4.2 Warrant Agreement and Warrant Certificate issued to Bank One, Texas, National Association dated December 31, 2000.




                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 5, 2001             TANDYCRAFTS, INC.



                                          By:    /s/ Michael J. Walsh
                                                 ------------------------------
                                                 Michael J. Walsh
                                                 Chairman and Chief Executive
                                                 Officer



                               INDEX TO EXHIBITS
                               -----------------

   Exhibit
   Number                                  Description
   -------                                 -----------

    4.1 Warrant Agreement and Warrant Certificate issued to Wells Fargo Bank Texas, National Association dated December 31, 2000.

    4.2 Warrant Agreement and Warrant Certificate issued to Bank One, Texas, National Association dated December 31, 2000.




                                                                     EXHIBIT 4.1

     12/31/00

NO. WT 01 254,052 WARRANTS

                          VOID AFTER DECEMBER 31, 2005


                               TANDYCRAFTS, INC.

                             WARRANT AGREEMENT AND
                              WARRANT CERTIFICATE
December 31, 2000

     I.   A.   THIS CERTIFIES THAT for value received WELLS FARGO BANK TEXAS,
NATIONAL ASSOCIATION or registered assigns, is the owner of Two Hundred Fifty-four Thousand Fifty-two (254,052) Warrants (together with an equal number of Warrants being issued on the date hereof to Bank One, Texas, National Association, the "Warrants") (which number is equal to two percent (2%) of the number of shares of common stock ("Common Stock") of the Company issued and outstanding as of the date hereof) of TANDYCRAFTS, INC. (the "Company") set forth above, each of which entitles the owner hereof to purchase, subject to the restrictions referenced herein, at any time prior to the close of business on DECEMBER 31, 2005 (the "Expiration Date"), at the principal office of the Company, one (1) share of Common Stock of Tandycrafts, Inc. (the "Shares"), at the purchase price of ONE DOLLAR AND EIGHTEEN CENTS ($1.18 ) per whole share (the "Purchase Price") (which amount is equal to the average per share closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date hereof), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of Shares which may be purchased upon exercise thereof) set forth above is the number as of the date of this Certificate, based on the shares of Common Stock of the Company as constituted at such date.

          B. Company shall have the obligation to register the Shares into which the Warrants are exercisable in accordance with Section IV hereof. In addition, in accordance with such Section, in the event the Company gives notice of its plan to effect a public registration of its Common Stock, the holder of the above Warrants will be given the opportunity to include any portion or all of the Shares in such registration.
                             ______________________

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER.

     II. The Purchase Price, the number of Shares which may be purchased upon the exercise of the Warrants evidenced by this Certificate, and the number of Warrants outstanding are subject to modification and adjustment from time to time upon the occurrence of the events enumerated below:

          A. If and whenever the Company shall issue or sell any shares of its Common Stock without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to a price (calculated to the nearest one hundredth of a cent) determined by dividing (1) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Purchase Price, and (b) the consideration, if any, received by the Company upon such issue or sale, by (2) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          B.   For purposes of Subsection A. above, the following clauses (1) to
(9), inclusive, shall also be applicable:

               (1) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called Convertible Securities) whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (3) below, no further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (2) In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (i) except as provided in clause (3) below, no further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Purchase Price have been or are to be made pursuant to other provisions of this Subsection B., no further adjustment of the Purchase Price shall be made by reason of such issue or sale.

               (3) Upon the happening of any of the following events, namely, if the purchase price provided in any rights or options referred to in clause
(1) of this Subsection B., the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (1) or clause (2) of this Subsection B., or the rate at which any Convertible Securities referred to in clause (1) or clause (2) of this Subsection (B) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Purchase Price in effect at the time of such event shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (1) of this Subsection B. or the rate at which any Convertible Securities referred to in clause (1) or clause (2) of this Subsection B. are convertible into or exchangeable into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such rights, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is thereby decreased.

               (4) In case the Company shall declare a dividend or make any other distributions upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (5) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock or Convertible Securities, rights or options, as the case may be.

               (6) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or
(b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. The Company shall give the holders of Warrants ten (10) days prior written notice of each such record date.

               (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Subsection B.

               (8) Anything in clause (5) of this Subsection B. to the contrary notwithstanding, in the case of an acquisition where all or part of the purchase price is payable in Common Stock or Convertible Securities but is stated as a dollar amount, where the Company upon making the acquisition pays only part of a maximum dollar purchase price which is payable in Common Stock or Convertible Securities and where the balance of such purchase price is deferred or is contingently payable under a formula related to earnings over a period of time,
(a) the consideration received for any Common Stock or Convertible Securities delivered at the time of the acquisition shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then paid in Common Stock or Convertible Securities bears to the total maximum dollar purchase price then paid in Common Stock or Convertible Securities, and (b) in connection with each issuance of additional Common Stock or Convertible Securities pursuant to the terms of the agreement relating to such acquisition, the consideration received shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then and theretofore paid in Common Stock or Convertible Securities bears to the total maximum dollar purchase price payable in Common Stock or Convertible Securities multiplied by a fraction, the numerator of which shall be the number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then issued and the denominator of which shall be the total number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then and theretofore issued under such acquisition agreement. If it is determined that any part of the deferred or contingent portion of such purchase price shall not be payable, the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (i) had the adjustment made in connection with such acquisition been made upon the basis of the issuance of only the number of shares of Common Stock or Convertible Securities actually issued in connection with such acquisition, and (ii) had adjustments been made on the basis of the Purchase Price as adjusted in clause
(1) for all issued or sale (as prices which would have affected such adjusted Purchase Price) of Common Stock or rights, options or Convertible Securities made after such acquisition. In the event that only a part of the purchase price for an acquisition is paid in Common Stock or Convertible Securities in the manner referred to in this clause (8), the term "total consideration" as used in this clause (8) shall mean that part of the aggregate consideration as is fairly allocable to the purchase price paid in Common Stock or Convertible Securities in the manner referred to in this clause (8), as determined by the Board of Directors of the Company.

               (9) Notwithstanding anything to the contrary herein, the adjustments contemplated by this Section II. Shall not apply to the issuance of Common Stock pursuant to (i) the 1992 Tandycrafts, Inc. Employee and Director Stock Option Plans, as amended; (ii) the Tandycrafts, Inc. Retirement Savings Plan, as amended; or (iii) the TRSP Benefit Restoration Plan and fiscal year-end bonuses paid in stock for officers of the Company and its subsidiaries; provided, however, that the exception in (iii) shall only apply with respect to the aggregate issuance of up to 400,000 shares of Common Stock.

          C. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interest, if any, in subsidiary corporations, and otherwise than in Common Stock or Convertible Securities, the Company shall give the holders of each Warrant thirty (30) days prior written notice of the date as of which the holders of Common Stock of record entitled to such special dividend shall be determined. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

          D. (1) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely (2) in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          E. In case of any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation of Company with or the merger of Company with or into any other corporation, or the sale of the properties and assets of Company as, or substantially as, an entirety to any other corporation, then in each case, lawful provision shall be made as a part of the terms of such transaction so that the holders of Warrants shall thereafter have the right to purchase the number and kind of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale or by a holder of such number of shares of Common Stock as the holder of a Warrant would have had the right to acquire upon the exercise of such Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale, at the Purchase Price then in effect hereunder, and each Warrant will thereafter represent the right to receive, upon payment of the Purchase Price then in effect hereunder, such shares of stock or other securities or property as are so receivable. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of Company for the purposes of this Subsection "E."

          F. (1) Except as provided in Subsection G, to follow, upon each adjustment of the Purchase Price as a result of (a) an issuance or sale of Common Stock below the Purchase Price as provided in Subsections A and B above, including (without limitation) a dividend or distribution in shares of capital stock, or (b) a subdivision of outstanding shares of Common Stock as provided in Subsection D.(1) hereof, the number of shares of Common Stock purchasable upon exercise of any Warrant Certificate shall be increased to the number of shares of Common Stock (calculated to the nearest hundredth) obtained by multiplying
(i) the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of Warrants (evidenced by the Warrant Certificate held by such holder) by (ii) the Purchase Price in effect immediately prior to such adjustment, and dividing the product so obtained by the Purchase Price in effect after such adjustment.

               (2) Except as provided in Subsection G to follow, upon each adjustment of the Purchase Price as a result of a combination of the Common Stock as provided in Subsection D.(2) hereof, the number of shares of Common Stock purchasable upon exercise of any Warrant Certificate shall be decreased to the number of shares of Common Stock (calculated to the nearest hundredth) obtained by multiplying (a) the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of Warrants evidenced by the Warrant Certificate held by such holder, by (b) the Purchase Price in effect immediately prior to such adjustment, and then dividing the product so obtained by the Purchase Price in effect after such adjustment.

          G. In lieu of an adjustment in the number of shares covered by a Warrant, Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Warrants.

          H. Irrespective of any adjustments or change in the Purchase Price or the number of shares of the Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed upon the Warrant Certificates when initially issued.

          I. Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

          J. Whenever the Purchase Price, the number of shares of Common Stock issuable upon the exercise of each Warrant, or the number of Warrants are adjusted as provided in this Section II., Company shall promptly prepare a certificate setting forth the Purchase Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment.

          K. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section II. are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights as aforesaid.

     III. A.   This Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to purchase a like aggregate number of Shares as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered. If only a part of the Warrants evidenced by this Certificate are exercised, the holder hereof shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

          B. Upon receipt by Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of a Warrant Certificate, and, in case of loss, theft, destruction, or mutilation, of indemnity or security reasonably satisfactory to it, and reimbursement to Company of all reasonable expenses incidental thereto, and upon surrender to the Company and cancellation of the Warrant Certificate, if mutilated, the Company shall deliver to the registered owner a new Warrant Certificate in lieu of, and evidencing the right to purchase the same number of shares as, the Warrant Certificate so lost, stolen, destroyed, or mutilated.

          C. No holder of the Warrants evidenced by this Certificate shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of Company which may at any time be issuable on the exercise of these Warrants for any purpose, nor shall anything contained herein be construed to confer upon the holder of these Warrants, as such, any of the rights of a shareholder of Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrants evidenced by this Warrant Certificate have been exercised and the Common Stock purchasable upon the exercise thereof has become deliverable.

          D. To the extent that any Warrant Certificates remain outstanding at 5:01 P.M. New York time on the Expiration Date, such outstanding Warrant Certificates shall be automatically deemed cancelled.

          E. Upon the exercise of the Warrant, in lieu of the issuance of any fractional Shares, the Company shall round the number of Shares issuable to the registered holder of such Warrant to the next highest whole number.

          F. The holder hereof, by accepting same, consents and agrees with Company and with every other holder of a Warrant Certificate that:

              (1) The Warrants evidenced by this Certificate are
                  transferable only on the registry books of the Company upon surrender of this Certificate at the principal office of the Company and only as provided below; and,

              (2) Company may deem and treat the person in whose name
                  this Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Certificate made by anyone other than Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

          G. The registered holder of any Warrant Certificate may exercise it in whole or in part at any time, but only in such multiples as are required to permit the issuance by Company of one or more shares, by surrender of the Warrant Certificate with the form of election to purchase on the reverse side thereof duly executed, to the Company at the principal office of the Company at or prior to 5:00 P.M. New York time on December 31, 2005, or such later date or dates as Company may determine together with payment of the Purchase Price, payable to Company, for each share into which the Warrants are exercised.

          H. Upon receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for its shares to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check, bank draft, or postal or express money order payable to the order of Company, the Company shall thereupon cause the certificates for the number of whole shares to be purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate registered in such name or names as may be designated by such holder.

          I. In case the registered holder of any Warrant Certificate exercises less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by Warrant Agent to the registered holder of such Warrant Certificate or to such holder's duly authorized assigns.

          J. Each person in whose name any certificate for shares of Common Stock of the Company is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the transfer books of Company are open.

IV.  A.   If the Company shall receive from the holders of Registrable
Securities (as defined below) (individually a "holder" and, collectively, "holders"), on or before the first anniversary of the Expiration Date, a written request that the Company effect any registration with respect to not less than 35% of the Registrable Securities, the Company will promptly give written notice of the proposed registration to all other such holders and, as soon as practicable, use its best efforts to effect such registration on Form S-3 under the Securities Act or, in the event the Company is not eligible to utilize Form S-3, such other Form as the Company may utilize to effect such registration under the Securities Act, (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and covering the sale and distribution of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder joining in such request as are specified in a written request received by the Company within twenty (20) days after delivery by the Company of such written notice. Such holders shall be entitled to specify the plan of distribution for the offering and sale of the Registrable Securities, which plan of distribution may include an offering through one or more underwriters (who shall be selected by a majority in interest of such holders but shall be reasonably acceptable to the Company) or a sale of such Registrable Securities in privately negotiated transactions or open market transactions through brokers, market makers or otherwise. "Registrable Securities" means, at any time:

              (a) any Shares that have been issued upon the exercise of any
                  Warrant;

              (b) any Shares into which such Shares shall have been converted or exchanged at any time; and

              (c) any Shares that are issuable upon the exercise of the
                  Warrants or the conversion or exchange of Common Stock referred to in clause (a) or clause (b) above.

Holders of Warrants at any time shall be deemed to be holders of Registrable Securities described in clauses (b) and (c) of this definition that are at such time issuable upon exercise in full of such Warrants.

     As to any particular Registrable Securities once issued, such Shares shall cease to be Registrable Securities:

              (i) when a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement;

              (ii)when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act;

            (iii) when they shall have been otherwise transferred and
                  subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

              (iv)when they shall have ceased to be outstanding or (with respect to Registrable Securities described in clause (c) of this definition) issuable upon exercise of the Warrants.

     B. If at any time on or before the first anniversary of the Expiration Date, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to or pursuant to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form under the Securities Act that does not permit secondary sales, and except in the event that the holder may immediately distribute all of such Registrable Securities pursuant to Rule 144 (or any successor provision) and the Company has provided the holder with an opinion of counsel acceptable to such holder and to the Company's transfer agent to such effect, the Company will:

       (1) promptly give to the holders referenced in IV. A. above written notice thereof; and

       (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any such holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (1) above is delivered by the Company. Such written request may specify all or a part of a holder's shares.

       (3)    (a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise such holders as a part of the written notice given pursuant to clause (1) above. In such event, the right of holder to registration pursuant to this Subsection IV.B. shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

              (b) If the managing underwriter shall advise the Company in writing that, in such underwriter's opinion, the number of Shares requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Company, the Company will include in such registration only the number of Shares that the Company is so advised can be sold in such offering:

                  (A) first, Shares that the Company proposes to issue and sell for its own account; and

                  (B) second, Registrable Securities requested to be sold by the holders thereof pursuant to this Section IV and all Common Stock proposed to be registered by other holders exercising a contractual right to demand or participate in a Company registration, pro rata among such holders on the basis of the number of Shares requested to be so registered by such holders.

       C. (1) All (a) expenses incurred in connection with any registration, qualification or compliance pursuant to this Section IV, and (b) reasonable fees of one counsel for holders for any registration effected pursuant to this Section IV, shall be borne by the Company.

             (2) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each such holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

             (a) Keep such registration effective for a period of one hundred eighty (180) days or until the holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) if the filing of such registration statement or the continued use or effectiveness of such registration statement at any time would require the Company to make an Adverse Disclosure (as defined below), the Company may, upon giving prompt written notice of such action to the holders who have elected to participate in such registration, delay filing or suspend use of the registration statement, once for any such registration and for a period not to exceed forty-five (45) days (a "Suspension"); and (ii) such one hundred eighty (180) day period shall be extended for a period of time equal to any Suspension; "Adverse Disclosure" means public disclosure of material non-public information, which disclosure in the Company's Board's good faith judgment after consultation with counsel to the Company (i) may reasonably be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such registration statement and (iii) may reasonably have a materially adverse effect on the Company and for which the Company has a bona fide business purpose for not disclosing publicly;

             (b) Prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act of 1933 (the "Securities Act") with respect to the disposition of all Shares covered by such registration statement;

             (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder from time to time may reasonably request;

             (d) Notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to each Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

             (e) If the Common Stock is then listed on a national securities exchange or quoted on The Nasdaq Stock Market, then cause all such Registrable Securities registered pursuant hereunder to be listed on each such national securities exchange or quoted on The Nasdaq Stock Market and if the Common Stock is not then listed on a national securities exchange or quoted on The Nasdaq Stock Market, then cause the Common Stock to be listed on a national securities exchange or quoted on The Nasdaq Stock Market if a national securities exchange or The Nasdaq Stock Market is reasonably likely to permit the listing or quoting of the Common Stock;

             (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

             (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 4.IV.A., the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions;

             (h) Register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as such holders shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and do any and all other acts and things which may be reasonably necessary or appropriate to enable such holders to dispose of the Registrable Securities in such jurisdiction;

             (i) Notify each such holder promptly (i) when such registration statement and any post-effective amendment thereto has become effective under the Securities Act, (ii) of any request by the Commission for an amendment or supplement to such registration statement or the prospectus included therein or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt of any notification with respect to the suspension of the registration or qualification of any Registrable Securities in any jurisdiction in which they are registered or qualified or the initiation of any proceedings for that purpose;

             (j) Use commercially reasonable efforts to obtain the withdrawal at the earliest possible moment to any stop order suspending the effectiveness of such registration statement and the lifting at the earliest possible moment of any suspension of the registration or qualification of the Shares in any jurisdiction in which they are registered or qualified; and

             (k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act.

       (3)   (a)  The Company will indemnify each  such holder, each of its employees, officers, directors and partners, legal counsel, and accountants and each person controlling such holder within the meaning of Section 15 of the Securities Act or
                  Section 20 of the Securities Exchange Act (the "Exchange Act"), with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, each of its employees, officers, directors, partners, legal counsel, and accountants and each person controlling such holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder in its capacity as such a holder, and not in their capacity as a director, officer or employee of the Company, if applicable, or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section IV.C.(3)(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not have been unreasonably withheld).

             (b) Each such holder will, if Registrable Securities held by such holder are included in the securities as to which such registration, qualification, or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors, officers, employees, partners, legal counsel, and accountants and each underwriter, if any, of the Securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such holder, and each of their officers, directors, and partners, and each person controlling such other holder, against all clams, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder in their capacity as such holder, and not in its capacity as a director, officer or employee of the Company, if applicable, and stated to be specifically for use therein.

             (c) Each party entitled to indemnification under this Section IV.C.(3) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnifying Party which are different from or additional to those available to the Indemnified Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the, expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

             (d) If the indemnification provided for in this Section 4.3 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such loss, liability, claim, damage; or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          WITNESS the signatures of the proper officers of Company and its corporate seal. Dated to be effective December 31, 2000.

                              TANDYCRAFTS, INC.


                              By:  ______________________________
                              Name: Leo Taylor
                              Title: Senior Vice President of Finance





                                   ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate)


          FOR VALUE RECEIVED, __________________________________hereby sells, assigns, and transfers unto ___________________________________

                 (Please print name and address of transferee)


___________________________________________________________________
this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:________________, 20___.



                                           -------------------------------
                                                                 Signature


                                           -------------------------------
                                                                 Signature
Guaranteed




NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.


                              ELECTION TO PURCHASE

                       (To be executed if holder desires
                      to exercise the Warrant Certificate)


     TO: TANDYCRAFTS, INC.

          The undersigned hereby irrevocably elects to exercise ________________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

___________________________________________________________________
          (Please insert social security or other identifying number)


___________________________________________________________________
                        (Please print name and address)

          If such number of Warrants does not constitute all of the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:



___________________________________________________________________
          (Please insert social security or other identifying number)

__________________________________________________________________

Dated: ____________________, 20_____



                                                   ---------------------------
                                                                     Signature


                                                   ---------------------------
                                                                     Signature
                                   Guaranteed


NOTICE: The signature on this Form of Election to Purchase must correspond with the name(s) as written upon the face of the Certificate without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.




                                                                     EXHIBIT 4.2

     12/31/00



NO. WT 02 254,052 WARRANTS

                          VOID AFTER DECEMBER 31, 2005


                               TANDYCRAFTS, INC.

                             WARRANT AGREEMENT AND
                              WARRANT CERTIFICATE
December 31, 2000

     I.   A.   THIS CERTIFIES THAT for value received BANK ONE, TEXAS, NATIONAL
ASSOCIATION or registered assigns, is the owner of Two Hundred Fifty-four Thousand Fifty-two (254,052) Warrants (together with an equal number of Warrants being issued on the date hereof to Wells Fargo Bank Texas, National Association, the "Warrants") (which number is equal to two percent (2%) of the number of shares of common stock ("Common Stock") of the Company issued and outstanding as of the date hereof) of TANDYCRAFTS, INC. (the "Company") set forth above, each of which entitles the owner hereof to purchase, subject to the restrictions referenced herein, at any time prior to the close of business on DECEMBER 31, 2005 (the "Expiration Date"), at the principal office of the Company, one (1) share of Common Stock of Tandycrafts, Inc. (the "Shares"), at the purchase price of ONE DOLLAR AND EIGHTEEN CENTS ($1.18 ) per whole share (the "Purchase Price") (which amount is equal to the average per share closing price of the Company's Common Stock for the five (5) trading days immediately preceding the date hereof), upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of Shares which may be purchased upon exercise thereof) set forth above is the number as of the date of this Certificate, based on the shares of Common Stock of the Company as constituted at such date.

          B. Company shall have the obligation to register the Shares into which the Warrants are exercisable in accordance with Section IV hereof. In addition, in accordance with such Section, in the event the Company gives notice of its plan to effect a public registration of its Common Stock, the holder of the above Warrants will be given the opportunity to include any portion or all of the Shares in such registration.
                             ______________________

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER, EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER.

     II. The Purchase Price, the number of Shares which may be purchased upon the exercise of the Warrants evidenced by this Certificate, and the number of Warrants outstanding are subject to modification and adjustment from time to time upon the occurrence of the events enumerated below:

          A. If and whenever the Company shall issue or sell any shares of its Common Stock without consideration or for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to a price (calculated to the nearest one hundredth of a cent) determined by dividing (1) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Purchase Price, and (b) the consideration, if any, received by the Company upon such issue or sale, by (2) the total number of shares of Common Stock outstanding immediately after such issue or sale.

          B.   For purposes of Subsection A. above, the following clauses (1) to
(9), inclusive, shall also be applicable:

               (1) In case at any time the Company shall grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called Convertible Securities) whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (a) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. Except as provided in clause (3) below, no further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (2) In case the Company shall issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (a) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the corporation upon the conversion or exchange thereof, by (b) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (i) except as provided in clause (3) below, no further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (ii) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Purchase Price have been or are to be made pursuant to other provisions of this Subsection B., no further adjustment of the Purchase Price shall be made by reason of such issue or sale.

               (3) Upon the happening of any of the following events, namely, if the purchase price provided in any rights or options referred to in clause
(1) of this Subsection B., the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (1) or clause (2) of this Subsection B., or the rate at which any Convertible Securities referred to in clause (1) or clause (2) of this Subsection (B) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the Purchase Price in effect at the time of such event shall forthwith be readjusted to the Purchase Price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to the Purchase Price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (1) of this Subsection B. or the rate at which any Convertible Securities referred to in clause (1) or clause (2) of this Subsection B. are convertible into or exchangeable into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be adjusted to such respective amount as would have obtained had such rights, option or Convertible Security never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Purchase Price then in effect hereunder is thereby decreased.

               (4) In case the Company shall declare a dividend or make any other distributions upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (5) In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock or Convertible Securities, rights or options, as the case may be.

               (6) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or
(b) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be. The Company shall give the holders of Warrants ten (10) days prior written notice of each such record date.

               (7) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of Subsection B.

               (8) Anything in clause (5) of this Subsection B. to the contrary notwithstanding, in the case of an acquisition where all or part of the purchase price is payable in Common Stock or Convertible Securities but is stated as a dollar amount, where the Company upon making the acquisition pays only part of a maximum dollar purchase price which is payable in Common Stock or Convertible Securities and where the balance of such purchase price is deferred or is contingently payable under a formula related to earnings over a period of time,
(a) the consideration received for any Common Stock or Convertible Securities delivered at the time of the acquisition shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then paid in Common Stock or Convertible Securities bears to the total maximum dollar purchase price then paid in Common Stock or Convertible Securities, and (b) in connection with each issuance of additional Common Stock or Convertible Securities pursuant to the terms of the agreement relating to such acquisition, the consideration received shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then and theretofore paid in Common Stock or Convertible Securities bears to the total maximum dollar purchase price payable in Common Stock or Convertible Securities multiplied by a fraction, the numerator of which shall be the number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then issued and the denominator of which shall be the total number of shares (or in the case of Convertible Securities other than stock, the aggregate principal amount) then and theretofore issued under such acquisition agreement. If it is determined that any part of the deferred or contingent portion of such purchase price shall not be payable, the Purchase Price then in effect hereunder shall forthwith be readjusted to such Purchase Price as would have obtained (i) had the adjustment made in connection with such acquisition been made upon the basis of the issuance of only the number of shares of Common Stock or Convertible Securities actually issued in connection with such acquisition, and (ii) had adjustments been made on the basis of the Purchase Price as adjusted in clause
(1) for all issued or sale (as prices which would have affected such adjusted Purchase Price) of Common Stock or rights, options or Convertible Securities made after such acquisition. In the event that only a part of the purchase price for an acquisition is paid in Common Stock or Convertible Securities in the manner referred to in this clause (8), the term "total consideration" as used in this clause (8) shall mean that part of the aggregate consideration as is fairly allocable to the purchase price paid in Common Stock or Convertible Securities in the manner referred to in this clause (8), as determined by the Board of Directors of the Company.

               (9) Notwithstanding anything to the contrary herein, the adjustments contemplated by this Section II. Shall not apply to the issuance of Common Stock pursuant to (i) the 1992 Tandycrafts, Inc. Employee and Director Stock Option Plans, as amended; (ii) the Tandycrafts, Inc. Retirement Savings Plan, as amended; or (iii) the TRSP Benefit Restoration Plan and fiscal year-end bonuses paid in stock for officers of the Company and its subsidiaries; provided, however, that the exception in (iii) shall only apply with respect to the aggregate issuance of up to 400,000 shares of Common Stock.

          C. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interest, if any, in subsidiary corporations, and otherwise than in Common Stock or Convertible Securities, the Company shall give the holders of each Warrant thirty (30) days prior written notice of the date as of which the holders of Common Stock of record entitled to such special dividend shall be determined. For the purposes of the foregoing a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company.

          D. (1) In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and, conversely (2) in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          E. In case of any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation of Company with or the merger of Company with or into any other corporation, or the sale of the properties and assets of Company as, or substantially as, an entirety to any other corporation, then in each case, lawful provision shall be made as a part of the terms of such transaction so that the holders of Warrants shall thereafter have the right to purchase the number and kind of shares of stock or other securities or property receivable upon such reorganization, reclassification, consolidation, merger or sale or by a holder of such number of shares of Common Stock as the holder of a Warrant would have had the right to acquire upon the exercise of such Warrant immediately prior to such reorganization, reclassification, consolidation, merger or sale, at the Purchase Price then in effect hereunder, and each Warrant will thereafter represent the right to receive, upon payment of the Purchase Price then in effect hereunder, such shares of stock or other securities or property as are so receivable. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock shall not be deemed to be a reclassification of the Common Stock of Company for the purposes of this Subsection "E."

          F. (1) Except as provided in Subsection G, to follow, upon each adjustment of the Purchase Price as a result of (a) an issuance or sale of Common Stock below the Purchase Price as provided in Subsections A and B above, including (without limitation) a dividend or distribution in shares of capital stock, or (b) a subdivision of outstanding shares of Common Stock as provided in Subsection D.(1) hereof, the number of shares of Common Stock purchasable upon exercise of any Warrant Certificate shall be increased to the number of shares of Common Stock (calculated to the nearest hundredth) obtained by multiplying
(i) the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of Warrants (evidenced by the Warrant Certificate held by such holder) by (ii) the Purchase Price in effect immediately prior to such adjustment, and dividing the product so obtained by the Purchase Price in effect after such adjustment.

               (2) Except as provided in Subsection G to follow, upon each adjustment of the Purchase Price as a result of a combination of the Common Stock as provided in Subsection D.(2) hereof, the number of shares of Common Stock purchasable upon exercise of any Warrant Certificate shall be decreased to the number of shares of Common Stock (calculated to the nearest hundredth) obtained by multiplying (a) the number of shares of Common Stock purchasable immediately prior to such adjustment upon exercise of Warrants evidenced by the Warrant Certificate held by such holder, by (b) the Purchase Price in effect immediately prior to such adjustment, and then dividing the product so obtained by the Purchase Price in effect after such adjustment.

          G. In lieu of an adjustment in the number of shares covered by a Warrant, Company may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Warrants.

          H. Irrespective of any adjustments or change in the Purchase Price or the number of shares of the Common Stock issuable upon the exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed upon the Warrant Certificates when initially issued.

          I. Before taking any action which would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

          J. Whenever the Purchase Price, the number of shares of Common Stock issuable upon the exercise of each Warrant, or the number of Warrants are adjusted as provided in this Section II., Company shall promptly prepare a certificate setting forth the Purchase Price as so adjusted, the number of shares of Common Stock issuable upon the exercise of each Warrant as so adjusted, and a brief statement of the facts accounting for such adjustment.

          K. If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this Section II. are not strictly applicable or if strictly applicable would not fairly protect the conversion rights of the holders of the Warrants in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such exercise rights as aforesaid.

     III. A.   This Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor evidencing Warrants entitling the holder to purchase a like aggregate number of Shares as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered. If only a part of the Warrants evidenced by this Certificate are exercised, the holder hereof shall be entitled to receive, upon surrender hereof, another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

          B. Upon receipt by Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of a Warrant Certificate, and, in case of loss, theft, destruction, or mutilation, of indemnity or security reasonably satisfactory to it, and reimbursement to Company of all reasonable expenses incidental thereto, and upon surrender to the Company and cancellation of the Warrant Certificate, if mutilated, the Company shall deliver to the registered owner a new Warrant Certificate in lieu of, and evidencing the right to purchase the same number of shares as, the Warrant Certificate so lost, stolen, destroyed, or mutilated.

          C. No holder of the Warrants evidenced by this Certificate shall be entitled to vote or receive dividends or be deemed the holder of Shares or any other securities of Company which may at any time be issuable on the exercise of these Warrants for any purpose, nor shall anything contained herein be construed to confer upon the holder of these Warrants, as such, any of the rights of a shareholder of Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrants evidenced by this Warrant Certificate have been exercised and the Common Stock purchasable upon the exercise thereof has become deliverable.

          D. To the extent that any Warrant Certificates remain outstanding at 5:01 P.M. New York time on the Expiration Date, such outstanding Warrant Certificates shall be automatically deemed cancelled.

          E. Upon the exercise of the Warrant, in lieu of the issuance of any fractional Shares, the Company shall round the number of Shares issuable to the registered holder of such Warrant to the next highest whole number.

          F. The holder hereof, by accepting same, consents and agrees with Company and with every other holder of a Warrant Certificate that:

          (1) The Warrants evidenced by this Certificate are transferable only on the registry books of the Company upon surrender of this Certificate at the principal office of the Company and only as provided below; and,

          (2) Company may deem and treat the person in whose name this Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Certificate made by anyone other than Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

          G. The registered holder of any Warrant Certificate may exercise it in whole or in part at any time, but only in such multiples as are required to permit the issuance by Company of one or more shares, by surrender of the Warrant Certificate with the form of election to purchase on the reverse side thereof duly executed, to the Company at the principal office of the Company at or prior to 5:00 P.M. New York time on December 31, 2005, or such later date or dates as Company may determine together with payment of the Purchase Price, payable to Company, for each share into which the Warrants are exercised.

          H. Upon receipt of a Warrant Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for its shares to be purchased and an amount equal to any applicable transfer tax in cash, or by certified check, bank draft, or postal or express money order payable to the order of Company, the Company shall thereupon cause the certificates for the number of whole shares to be purchased to be delivered to or upon the order of the registered holder of such Warrant Certificate registered in such name or names as may be designated by such holder.

          I. In case the registered holder of any Warrant Certificate exercises less than all the Warrants evidenced thereby, a new Warrant Certificate evidencing Warrants equivalent to the Warrants remaining unexercised shall be issued by Warrant Agent to the registered holder of such Warrant Certificate or to such holder's duly authorized assigns.

          J. Each person in whose name any certificate for shares of Common Stock of the Company is issued upon the exercise of Warrants shall for all purposes be deemed to have become the holder of record of the shares of Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Warrant Certificate evidencing such Warrants was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding business day on which the transfer books of Company are open.

IV.  A.   If the Company shall receive from the holders of Registrable
Securities (as defined below) (individually a "holder" and, collectively, "holders"), on or before the first anniversary of the Expiration Date, a written request that the Company effect any registration with respect to not less than 35% of the Registrable Securities, the Company will promptly give written notice of the proposed registration to all other such holders and, as soon as practicable, use its best efforts to effect such registration on Form S-3 under the Securities Act or, in the event the Company is not eligible to utilize Form S-3, such other Form as the Company may utilize to effect such registration under the Securities Act, (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and covering the sale and distribution of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder joining in such request as are specified in a written request received by the Company within twenty (20) days after delivery by the Company of such written notice. Such holders shall be entitled to specify the plan of distribution for the offering and sale of the Registrable Securities, which plan of distribution may include an offering through one or more underwriters (who shall be selected by a majority in interest of such holders but shall be reasonably acceptable to the Company) or a sale of such Registrable Securities in privately negotiated transactions or open market transactions through brokers, market makers or otherwise. "Registrable Securities" means, at any time:

              (a) any Shares that have been issued upon the exercise of any
                  Warrant;

              (b) any Shares into which such Shares shall have been
                  converted or exchanged at any time; and

              (c) any Shares that are issuable upon the exercise of the
                  Warrants or the conversion or exchange of Common Stock referred to in clause (a) or clause (b) above.

Holders of Warrants at any time shall be deemed to be holders of Registrable Securities described in clauses (b) and (c) of this definition that are at such time issuable upon exercise in full of such Warrants.

     As to any particular Registrable Securities once issued, such Shares shall cease to be Registrable Securities:

              (i) when a registration statement with respect to the sale of such Shares shall have become effective under the Securities Act and such Shares shall have been disposed of in accordance with such registration statement;

             (ii) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act;

            (iii) when they shall have been otherwise transferred and subsequent disposition of them shall not require registration or qualification under the Securities Act or any similar state law then in force; or

             (iv) when they shall have ceased to be outstanding or (with respect to Registrable Securities described in clause
                    (c) of this definition) issuable upon exercise of the Warrants.

     B. If at any time on or before the first anniversary of the Expiration Date, the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders, other than a registration relating solely to or pursuant to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form under the Securities Act that does not permit secondary sales, and except in the event that the holder may immediately distribute all of such Registrable Securities pursuant to Rule 144 (or any successor provision) and the Company has provided the holder with an opinion of counsel acceptable to such holder and to the Company's transfer agent to such effect, the Company will:

       (1) promptly give to the holders referenced in IV. A. above written notice thereof; and

       (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any such holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (1) above is delivered by the Company. Such written request may specify all or a part of a holder's shares.

       (3)    (a) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise such holders as a part of the written notice given pursuant to clause (1) above. In such event, the right of holder to registration pursuant to this Subsection IV.B. shall be conditioned upon such holder's participation in such underwriting and the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

              (b) If the managing underwriter shall advise the Company in writing that, in such underwriter's opinion, the number of Shares requested to be included in such registration exceeds the number that can be sold in such offering within a price range acceptable to the Company, the Company will include in such registration only the number of Shares that the Company is so advised can be sold in such offering:

                  (A) first, Shares that the Company proposes to issue and sell for its own account; and

                  (B) second, Registrable Securities requested to be sold by the holders thereof pursuant to this Section IV and all Common Stock proposed to be registered by other holders exercising a contractual right to demand or participate in a Company registration, pro rata among such holders on the basis of the number of Shares requested to be so registered by such holders.

       C. (1)     All (a) expenses incurred in connection with any
          registration, qualification or compliance pursuant to this Section IV, and (b) reasonable fees of one counsel for holders for any registration effected pursuant to this Section IV, shall be borne by the Company.

          (2) In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each such holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

              (a) Keep such registration effective for a period of one hundred eighty (180) days or until the holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) if the filing of such registration statement or the continued use or effectiveness of such registration statement at any time would require the Company to make an Adverse Disclosure (as defined below), the Company may, upon giving prompt written notice of such action to the holders who have elected to participate in such registration, delay filing or suspend use of the registration statement, once for any such registration and for a period not to exceed forty-five (45) days (a "Suspension"); and (ii) such one hundred eighty (180) day period shall be extended for a period of time equal to any Suspension; "Adverse Disclosure" means public disclosure of material non-public information, which disclosure in the Company's Board's good faith judgment after consultation with counsel to the Company (i) may reasonably be required to be made in any registration statement filed with the SEC by the Company so that such registration statement would not be materially misleading; (ii) would not be required to be made at such time but for the filing of such registration statement and (iii) may reasonably have a materially adverse effect on the Company and for which the Company has a bona fide business purpose for not disclosing publicly;

              (b) Prepare and file with the Securities and Exchange Commission
                  (the "Commission") such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act of 1933 (the "Securities Act") with respect to the disposition of all Shares covered by such registration statement;

              (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder from time to time may reasonably request;

              (d) Notify each holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and prepare and furnish to each Investor a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

              (e) If the Common Stock is then listed on a national securities exchange or quoted on The Nasdaq Stock Market, then cause all such Registrable Securities registered pursuant hereunder to be listed on each such national securities exchange or quoted on The Nasdaq Stock Market and if the Common Stock is not then listed on a national securities exchange or quoted on The Nasdaq Stock Market, then cause the Common Stock to be listed on a national securities exchange or quoted on The Nasdaq Stock Market if a national securities exchange or The Nasdaq Stock Market is reasonably likely to permit the listing or quoting of the Common Stock;

              (f) Provide a transfer agent and registrar for all Registrable
                  Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

              (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 4.IV.A., the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions;

              (h) Register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as such holders shall reasonably request, keep such registration or qualification in effect for so long as such registration statement remains in effect and do any and all other acts and things which may be reasonably necessary or appropriate to enable such holders to dispose of the Registrable Securities in such jurisdiction;

              (i) Notify each such holder promptly (i) when such registration statement and any post-effective amendment thereto has become effective under the Securities Act, (ii) of any request by the Commission for an amendment or supplement to such registration statement or the prospectus included therein or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt of any notification with respect to the suspension of the registration or qualification of any Registrable Securities in any jurisdiction in which they are registered or qualified or the initiation of any proceedings for that purpose;

              (j) Use commercially reasonable efforts to obtain the withdrawal at the earliest possible moment to any stop order suspending the effectiveness of such registration statement and the lifting at the earliest possible moment of any suspension of the registration or qualification of the Shares in any jurisdiction in which they are registered or qualified; and

              (k) Otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the Securities Act.

       (3)    (a) The Company will indemnify each  such holder, each of its employees, officers, directors and partners, legal counsel, and accountants and each person controlling such holder within the meaning of Section 15 of the Securities Act or
                  Section 20 of the Securities Exchange Act (the "Exchange Act"), with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such holder, each of its employees, officers, directors, partners, legal counsel, and accountants and each person controlling such holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder in its capacity as such a holder, and not in their capacity as a director, officer or employee of the Company, if applicable, or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section IV.C.(3)(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not have been unreasonably withheld).

              (b) Each such holder will, if Registrable Securities held by such holder are included in the securities as to which such registration, qualification, or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors, officers, employees, partners, legal counsel, and accountants and each underwriter, if any, of the Securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such holder, and each of their officers, directors, and partners, and each person controlling such other holder, against all clams, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such other holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such holder in their capacity as such holder, and not in its capacity as a director, officer or employee of the Company, if applicable, and stated to be specifically for use therein.

              (c) Each party entitled to indemnification under this Section
                  IV.C.(3) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless (i) the Indemnifying Party has agreed in writing to pay such fees and expenses or (ii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to such Indemnifying Party which are different from or additional to those available to the Indemnified Party (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the, expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party). The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

              (d) If the indemnification provided for in this Section 4.3 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and of the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such loss, liability, claim, damage; or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          WITNESS the signatures of the proper officers of Company and its corporate seal. Dated to be effective December 31, 2000.

                              TANDYCRAFTS, INC.


                              By:   ----------------------------------
                              Name: Leo Taylor
                              Title: Senior Vice President of Finance




                                   ASSIGNMENT

                (To be executed by the registered holder if such
              holder desires to transfer the Warrant Certificate)


          FOR VALUE RECEIVED, __________________________________ hereby sells, assigns, and transfers unto ___________________________________

                 (Please print name and address of transferee)


___________________________________________________________________
this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ___________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:_________________, 20___.



                                                 -----------------------------
                                                                     Signature


                                                 -----------------------------
                                                                     Signature
Guaranteed





NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Certificate in every particular without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.


                              ELECTION TO PURCHASE

                       (To be executed if holder desires
                      to exercise the Warrant Certificate)


     TO: TANDYCRAFTS, INC.

          The undersigned hereby irrevocably elects to exercise ________________ Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares be issued in the name of:

___________________________________________________________________
          (Please insert social security or other identifying number)


___________________________________________________________________
                        (Please print name and address)


          If such number of Warrants does not constitute all of the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

___________________________________________________________________
          (Please insert social security or other identifying number)

__________________________________________________________________

Dated: ____________________, 20_____


                                                 -----------------------------
                                                                     Signature


                                                 -----------------------------
                                                                     Signature
                                   Guaranteed


NOTICE: The signature on this Form of Election to Purchase must correspond with the name(s) as written upon the face of the Certificate without alteration or enlargement or any change whatever. Signature(s) must be guaranteed by a commercial bank or trust company or a member firm of a major stock exchange.